SEMIANNUAL REPORT
                                 MARCH 31, 2000

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund
MAY 18, 2000

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/00 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

             FMI FOCUS FUND     STANDARD & POOR'S 500      RUSSELL 2000
             --------------     ---------------------      ------------
12/16/96        $10,000               $10,000                $10,000
12/31/96        $10,245               $10,280                $10,350
 3/31/97        $10,736               $10,549                 $9,815
 6/30/97        $12,709               $12,390                $11,406
 9/30/97        $16,796               $13,333                $13,103
12/31/97        $17,391               $13,712                $12,664
 3/31/98        $19,876               $15,626                $13,938
 6/30/98        $19,687               $16,145                $13,289
 9/30/98        $17,838               $14,553                $10,611
12/31/98        $23,561               $17,654                $12,342
 3/31/99        $22,826               $18,533                $11,673
 6/30/99        $27,450               $19,840                $13,488
 9/30/99        $26,372               $18,599                $12,634
12/31/99        $36,304               $21,387                $14,965
 3/31/00        $46,687               $21,858                $16,025

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 3/31/00

                                                                     Annualized
                                                              Total Return*<F1>
                                         Total Return*<F1>      Through 3/31/00
                      Total Return*<F1>       For the Year            From Fund
                          Last 3 Months      Ended 3/31/00   Inception 12/16/96
-------------------------------------------------------------------------------
FMI Focus Fund                    28.6%             104.6%                59.7%
Standard & Poor's 500              2.3%              17.9%                26.8%
Russell 2000                       7.1%              37.3%                15.4%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholder:

  The FMI Focus Fund gained 28.6% for the three months ending March 31, 2000 and 77.0% for the first six months of our fiscal year. These results compare favorably to benchmark indices:

                            3 MOS. ENDING       6 MOS. ENDING
                               3/31/00             3/31/00
                            -------------       -------------
   S&P 500                       2.3%               17.5%
   S&P Mid-Cap 400              12.7%               32.1%
   S&P SmallCap 600              5.8%               18.9%

  We are proud of our relative performance, but do not have time to celebrate because of the recent sharp sell-off in the market, especially technology stocks. Some of you have called us to express your bear market scenarios/concerns. Although we are not technicians, it is safe to state that the stock market has not shown much direction in April. Rising interest rates, a lack of liquidity, and lofty valuations have put downward pressure on the indexes. A few trading days reminded us of Chicken Little, a classic childrens
                                            --------------
story.  Chicken Little ran to warn the King and everyone she met along the way:
"The sky is falling!! The sky is falling!!" after being struck in the head by an acorn. The wise King discovered the acorn in Chicken Little's tail feathers and everyone enjoyed a good laugh. The moral of the story is don't jump to conclusions. Well, a similar situation occurred in the stock market. We heard the following cries: "Interest rates are rising!! Interest rates are rising!! Abby Joseph Cohen said to underweight tech stocks!! The market is crashing!!" We understand these concerns and incorporate them into our decision making process. Meanwhile, the domestic economy is chugging along while European, Japanese, and Latin American economies are recovering/improving. This set a backdrop for impressive first quarter earnings. Our investment focus is to discover solid business models with positive underlying fundamentals, not on macroeconomics. Inflation is a near term issue, but how exactly can inflation be measured given technology related productivity gains and global competitive pressures. We don't know the answer. However, we do like investing in industries that are experiencing unit volume growth and improved pricing due to supply/demand imbalances, and one such industry is electronics.

  Vishay Intertechnology, Inc., is a leading manufacturer of passive electronic components and discreet semiconductors. Passive electronic components (capacitors, resistors, and magnetics) reduce electrical currents, store electric energy, or filter frequencies. Increasing demand of these products are being driven by the explosive growth of cell phones and other wireless devices, as well as increased electronic content in laptop computer, automotive, consumer, medical, and military markets. In 1998, management made a smart strategic decision to add active devices (diodes, transistors, and integrated circuits) to its product mix. Actives amplify electrical currents, convert currents, or switch electronic and optical signals. In effect, Vishay has become a "one-stop shop" for its customer base and dampened the cyclicality of its business. Business has been booming due to excellent supply/demand dynamics. On the supply side, industry capacity has been flat to down since the dramatic overbuild of the last semiconductor cycle. Therefore, average pricing which usually trends lower on an annual basis is actually on the rise while unit demand is growing. The company recently pre-announced two positive earnings surprises for the first quarter and still handily beat the consensus estimates. General Semiconductor and Arrow Electronics are two more well-managed electronic component companies experiencing similar fundamentals.

  Tollgrade Communications Inc. is a classic FMI Focus Fund type holding. The Company's core MCU (metallic channel unit) product enables Regional Bell Operating Companies to use test systems that were originally designed for copper-based networks to test over digital loop carrier systems networks that are both copper and fiber optic based. Management has done a great job of leveraging its core competency in order to develop two solutions for different markets. Lighthouse, a cable status monitoring system, is designed to help cable operators better manage their coaxial cable networks. Digitest is a next generation test system that conducts local loop prequalification for deployment of Digital Subscriber Loop (DSL) technology. Tollgrade has been in our portfolio since it came public, and now the business is really cooking. Chairman and CEO Chris Allison and his team have done a great job of executing on the growth initiatives of their organization and Chris is a prime candidate for this year's 5-Star Award (see last quarter's shareholder letter).

  Interestingly enough and hard to believe, not every "winner" in the portfolio was technology-related. Quest Diagnostics Inc. provides diagnostic testing, information and services to doctors, hospitals, managed care organizations, employers and government agencies. The Company nearly doubled in size last year when it acquired the clinical labs division of Smithkline Beecham PLC. We met with the management team, led by Ken Freeman, shortly after the transaction. They put together a plan to reduce costs and did a terrific job of working down expenses and repricing contracts. Volume has picked up over the last few quarters because of the increased need for diagnostic testing as the population ages and as an increased emphasis is placed on "prevention." Although, the growth in earnings over the next three years is enough of a catalyst to make the stock appreciate, we believe that the Company's clinical lab database could be worth more than the current testing business.

                               A RECENT ADDITION

  MGIC Investment Corp., affectionately known as "Magic", is a recent addition to the portfolio. In our opinion, this has been and continues to be one of the best managed publicly held companies. We made a lot of money in 1997, the last time we owned the stock. Rick used to cover Magic and the industry when he was a sell-side analyst at Cleary, Gull, Reiland and McDevitt (aka Tucker Anthony Sutro). MGIC is the market share leader in private mortgage insurance (PMI). PMI is typically required by a lender when a prospective homeowner buys a house with less than a 20% down payment. The insurance protects the lender. This industry has facilitated the first-time home buyer in the United States and it can be arguably stated that it has been a major element/factor in why the home ownership rates are so much higher in the U.S. than most other countries.
Simply put, PMI increases affordability for first-time home buyers. Altruism aside, we came back to MGIC because the stock fell to absurdly low levels (in the low 30s). At that price, MGIC was selling at 5.75 times next years earnings which is pretty attractive for a firm that typically has visibility on over 80% of its revenue in advance (renewal premium and investment income). The stock has since recovered to the mid-to-high 40s and certainly helped this quarter.

  The MGIC investment is a good example of one our strengths: maintain a watch or wish list of well-managed companies and pounce on them when the market gives us chances. For more information about your mutual fund enclosed is a recent article from Mutual Funds Magazine. The recognition is great but in this
             ---------------------
volatile market there is no time to rest.  As always, Hang in There!!

Sincerely,

/s/ Ted D. Kellner                      /s/Richard E. Lane
Ted D. Kellner, C.F.A.                  Richard E. Lane, C.F.A.
Portfolio Manager                       Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 2000 (Unaudited)

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                COST          VALUE
  ------                                                ----          -----

COMMON STOCKS -- 84.1% (A)<F3>

            BANKS -- 1.3%
    17,500  AMCORE Financial, Inc.                  $   360,677    $   312,813
    36,200  Blackhawk Bancorp, Inc.                     526,556        325,800
    26,000  FirstMerit Corp.                            417,188        479,375
                                                    -----------    -----------
                                                      1,304,421      1,117,988

            CHEMICAL/SPECIALTY MATERIALS -- 1.5%
    49,500  Georgia Gulf Corp.                          815,039      1,287,000

            COMMUNICATIONS EQUIPMENT -- 15.3%
    26,948  ADC Telecommunications,
              Inc.*<F2>                                 247,901      1,451,823
    44,000  Andrew Corp.*<F2>                           797,874      1,006,500
    30,000  Arguss Holdings, Inc.*<F2>                  515,430        671,250
    24,000  Channell Commercial Corp.*<F2>              250,878        330,000
     8,000  Osicom Technologies, Inc.*<F2>            1,044,177        898,000
   104,000  PairGain Technologies, Inc.*<F2>          1,903,188      1,943,500
    21,000  Scientific-Atlanta, Inc.                    604,795      1,332,188
    30,000  Stamford International Inc.                 469,988        517,500
    78,000  Tollgrade Communications
              Inc.*<F2>                                 811,304      4,134,000
    15,000  Wegener Corp.*<F2>                           68,990         89,063
    39,600  Westell Technologies, Inc.*<F2>             357,875      1,262,250
                                                    -----------    -----------
                                                      7,072,400     13,636,074

            COMMUNICATIONS SERVICES/CABLE -- 14.1%
    30,000  ACTV, Inc.*<F2.                             709,017      1,051,875
    39,348  Adelphia Communications
              Corp.*<F2>                              1,871,532      1,928,052
    33,500  Adelphia Business
              Solutions, Inc.*<F2>                      625,629      2,064,437
    18,350  Allied Riser
              Communications Corp.*<F2>                 356,885        637,662
    25,000  Bell Canada International
              Inc.*<F2>                                 324,688        718,750
    21,500  Classic Communications,
              Inc.*<F2>                                 587,522        338,625
    31,000  CSG Systems International,
              Inc.*<F2>                                 750,487      1,513,188
    10,000  ICG Communications, Inc.*<F2>               172,917        361,250
    25,000  Insight Communications
              Co., Inc.*<F2>                            632,016        515,625
    17,000  MasTec, Inc.*<F2>                           504,831      1,513,000
    14,694  VoiceStream Wireless Corp.*<F2>             954,698      1,892,771
                                                    -----------    -----------
                                                      7,490,222     12,535,235

            COMMUNICATIONS SERVICES/MEDIA -- 8.1%
    34,500  LodgeNet Entertainment
              Corp.*<F2>                                565,497        692,156
    20,000  Objective Systems
              Integrators, Inc.*<F2>                    303,750        303,750
     2,000  Playboy Enterprises,
              Inc. Cl B*<F2>                             45,408         39,750
   101,000  PRIMEDIA Inc.*<F2>                        1,352,719      3,232,000
    15,000  StarMedia Network, Inc.*<F2>                547,650        450,938
    20,000  True North
              Communications, Inc.                      733,501        786,250
    47,000  World Wrestling Federation
              Entertainment, Inc.*<F2>                  738,125        833,512
    56,000  Ziff-Davis Inc. Series ZD*<F2>              893,046        875,000
                                                    -----------    -----------
                                                      5,179,696      7,213,356

            COMPUTERS & ELECTRONICS -- 18.1%
    29,000  Arrow Electronics, Inc.*<F2>                365,159      1,022,250
       500  ArrowPoint
              Communications, Inc.*<F2>                  17,000         59,242
    60,000  Daisytek International
              Corp.*<F2>                              1,054,756        948,750
    40,000  General Semiconductor,
              Inc.*<F2>                                 342,662        690,000
    19,000  GenRad, Inc.*<F2>                           306,231        235,125
    14,000  Giga-tronics Inc.*<F2>                      193,122        156,625
    30,000  Mentor Graphics Corp.*<F2>                  384,375        453,750
    10,000  Metron Technology N.V.*<F2>                 229,562        210,000
    12,500  MicroTouch Systems, Inc.*<F2>               143,625        160,156
    20,000  Mitel Corp.*<F2>                            163,700        491,250
    36,500  MKS Instruments, Inc.*<F2>                  988,365      1,843,250
    24,500  Rogers Corp.*<F2>                         1,498,008      1,537,375
    12,000  Sawtek Inc.*<F2>                            684,500        630,750
    25,250  SBE, Inc.*<F2>                              340,313        391,375
    25,000  Teledyne Technologies Inc.*<F2>             237,583        434,375
    58,000  Varian Inc.*<F2>                          1,156,072      2,225,750
   100,000  Viasystems Group, Inc.*<F2>               1,730,796      1,550,000
    36,250  Vishay Intertechnology,
              Inc.*<F2>                                 536,988      2,016,406
    20,200  Zebra Technologies Corp.*<F2>               938,463      1,010,000
                                                    -----------    -----------
                                                     11,311,280     16,066,429

            CONSUMER PRODUCTS & RETAIL -- 0.4%
    15,000  Ross Stores, Inc.                           282,187        360,937

            CONSUMER SERVICES -- 1.1%
    23,200  Retek Inc.*<F2>                           1,171,259        955,550

            ENERGY/ENERGY SERVICES -- 6.0%
    15,000  Burlington Resources Inc.                   443,400        555,000
    39,000  Noble Affiliates, Inc.                      945,780      1,279,688
    76,250  Pride International, Inc.*<F2>              834,358      1,739,453
   103,000  Santa Fe Snyder Corp.*<F2>                  763,397        991,375
    24,000  Valero Energy Corp.                         626,816        735,000
                                                    -----------    -----------
                                                      3,613,751      5,300,516

            FINANCIAL SERVICES -- 9.3%
    45,100  CNA Surety Corp.                            597,570        628,581
    43,000  Heller Financial, Inc.                      892,218        994,375
    34,900  HNC Software Inc.*<F2>                    1,911,758      2,514,981
    49,700  MGIC Investment Corp.                     1,796,453      2,168,162
    25,000  Protective Life Corp.                       639,000        793,750
    31,500  SunGard Data Systems Inc.                   828,296      1,189,125
                                                    -----------    -----------
                                                      6,665,295      8,288,974

            HEALTH INDUSTRIES -- 3.6%
    41,100  Advanced Neuromodulation
              Systems, Inc.*<F2>                        636,619        780,900
    19,000  Covance Inc.*<F2>                           264,528        204,250
    55,000  Quest Diagnostics Inc.*<F2>               1,502,708      2,186,250
                                                    -----------    -----------
                                                      2,403,855      3,171,400

            INDUSTRIAL & TRANSPORTATION PRODUCTS -- 3.1%
    15,500  Dura Automotive
              Systems, Inc.*<F2>                        350,516        266,406
    63,000  The Manitowoc
              Company, Inc.                           1,636,323      1,704,938
    25,000  Oshkosh Truck Corp.                         660,281        776,563
                                                    -----------    -----------
                                                      2,647,120      2,747,907

            INDUSTRIAL SERVICES -- 1.1%
    30,000  Morrison Knudsen Corp.*<F2>                 241,800        221,250
    22,000  Republic Services, Inc.*<F2>                366,977        240,625
    22,000  Tetra Tech, Inc.*<F2>                       330,188        522,500
                                                    -----------    -----------
                                                        938,965        984,375

            PRINTING/PUBLISHING/FORMS -- 0.7%
    33,000  ImageX.com, Inc.*<F2>                       844,125        664,125

            SOFTWARE/SERVICE -- 0.4%
    40,000  Sideware Systems, Inc.*<F2>                 379,106        395,000
                                                    -----------    -----------
            Total common stocks                      52,118,721     74,724,866

PRINCIPAL
  AMOUNT
---------

SHORT-TERM INVESTMENTS -- 13.6% (A)<F3>

            VARIABLE RATE DEMAND NOTES
$4,000,000  American Family Financial
              Services                              $ 4,000,000    $ 4,000,000
 4,000,000  Firstar Bank U.S.A., N.A.                 4,000,000      4,000,000
   134,291  Warner-Lambert Co.                          134,291        134,291
 4,000,000  Wisconsin Corporate Central
              Credit Union                            4,000,000      4,000,000
                                                    -----------    -----------
            Total short-term
              investments                            12,134,291     12,134,291
                                                    -----------    -----------
            Total investments                       $64,253,012     86,859,157
                                                    -----------
                                                    -----------
            Cash and receivables, less
              liabilities -- 2.3%(A)<F3>                             2,037,259
                                                                   -----------
            NET ASSETS                                             $88,896,416
                                                                   -----------
                                                                   -----------
            Net Asset Value Per Share
              ($0.01 par value 500,000,000
              shares authorized), offering
              and redemption price
              ($88,896,416 / 2,646,496
              shares outstanding)                                       $33.59
                                                                        ------
                                                                        ------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> The Fund may write call options on securities. By writing a call option, and receiving a premium, the Fund may be obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.

          For the period ending March 31, 2000, the FMI Focus Fund has expired the following call options:

                                            # OF (B)<F4>
                                             CONTRACTS              COST
                                             ---------              ----
          Balance at January 1, 2000             11                $2,508
          Options written                        --                    --
          Options exercised                      --                    --
          Options expired                       (11)               (2,508)
          Options closed                         --                    --
                                                ---                ------
          Balance at March 31, 2000               0                $    0
                                                ---                ------
                                                ---                ------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Period Ending March 31, 2000 (Unaudited)

INCOME:
     Dividends                                                     $    86,122
     Interest                                                           39,477
                                                                   -----------
          Total income                                                 125,599
                                                                   -----------

EXPENSES:
     Management fees                                                   347,372
     Administrative services                                            42,789
     Registration fees                                                  15,285
     Professional fees                                                  14,311
     Custodian fees                                                     14,224
     Printing and postage expenses                                       9,832
     Transfer agent fees                                                 9,817
     Amortization of organizational expenses                             2,977
     Board of Directors fees                                               700
     Other expenses                                                      1,480
                                                                   -----------
     Total operating expenses before interest expense                  458,787
     Interest expense                                                   44,258
                                                                   -----------
          Total expenses                                               503,045
                                                                   -----------
NET INVESTMENT LOSS                                                   (377,446)
                                                                   -----------
REALIZED GAINS AND (LOSSES) ON INVESTMENTS:
     Net realized gain on securities                  $14,612,955
     Net realized loss on put options                      (2,508)
                                                      -----------
NET REALIZED GAIN ON INVESTMENTS                                    14,610,447
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              16,524,364
                                                                   -----------
NET GAIN ON INVESTMENTS                                             31,134,811
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $30,757,365
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 2000 (Unaudited) and For the Year Ended September 30, 1999

                                                    2000         1999
                                                 -----------  -----------
OPERATIONS:
   Net investment loss                           $  (377,446) $  (395,062)
   Net realized gain on investments               14,610,447    4,586,177
   Net increase in unrealized appreciation
     on investments                               16,524,364    6,156,767
                                                 -----------  -----------
       Net increase in net assets resulting
         from operations                          30,757,365   10,347,882
                                                 -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($2.53337 and $0.61821 per share,
     respectively)                                (4,277,241)    (794,289)*<F5>
                                                 -----------  -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (995,360 and
     797,147 shares, respectively)                28,461,421   15,195,513
   Net asset value of shares issued in
     distributions (220,843 and 42,878
     shares, respectively)                         4,103,265      683,037
   Cost of shares redeemed (247,489 and
     433,982 shares, respectively)                (6,318,586)  (8,525,659)
                                                 -----------  -----------
       Net increase in net assets derived
         from Fund share activities               26,246,100    7,352,891
                                                 -----------  -----------
       TOTAL INCREASE                             52,726,224   16,906,484
NET ASSETS AT THE BEGINNING OF THE PERIOD         36,170,192   19,263,708
                                                 -----------  -----------
NET ASSETS AT THE END OF THE PERIOD              $88,896,416  $36,170,192
                                                 -----------  -----------
                                                 -----------  -----------

*<F5>  See Note 9.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                     (UNAUDITED)           YEARS ENDED SEPTEMBER 30,        FOR THE PERIOD FROM
                                                FOR THE PERIOD ENDING      -------------------------     DECEMBER 16, 1996+<F6> TO
                                                   MARCH 31, 2000           1999              1998          SEPTEMBER 30, 1997
                                                ---------------------       ----              ----       -------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 21.56             $ 15.15           $ 14.74              $ 10.00
Income from investment operations:
     Net investment loss (a)<F9>                        (0.18)              (0.18)            (0.17)               (0.04)
     Net realized and unrealized gains on investments   14.74                7.21              1.06                 6.69
                                                      -------             -------           -------              -------
Total from investment operations                        14.56                7.03              0.89                 6.65
Less distributions:
     Dividend from net investment income                   --                  --                --                (0.01)
     Distributions from net realized gains              (2.53)              (0.62)            (0.48)               (1.90)
                                                      -------             -------           -------              -------
Total from distributions                                (2.53)              (0.62)            (0.48)               (1.91)
                                                      -------             -------           -------              -------
Net asset value, end of period                        $ 33.59             $ 21.56           $ 15.15              $ 14.74
                                                      -------             -------           -------              -------
                                                      -------             -------           -------              -------

TOTAL INVESTMENT RETURN                                 77.0%*<F7>          47.9%              6.2%                68.0%*<F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                 88,896              36,170            19,264                5,156
Ratio of operating expenses before interest expense
  and dividends on shorts (after reimbursement)
  to average net assets (b)<F10>                        1.65%**<F8>         1.81%             2.34%                2.75%**<F8>
Ratio of interest expense and dividends on short
  positions to average net assets                       0.16%**<F8>         0.16%             0.33%                0.17%**<F8>
Ratio of net investment loss to average
  net assets (c)<F11>                                  (1.36%)**<F8>       (1.28%)           (1.94%)              (1.85%)**<F8>
Portfolio turnover rate                                124.4%              238.8%            402.2%               298.2%

     +<F6>  Commencement of operations.
     *<F7>  Not annualized.
    **<F8>  Annualized.
   (a)<F9> Net investment loss before interest expense and dividends on short positions for the period ending March 31, 2000, and for the years ended September 30, 1999 and 1998 and for the period ended September 30, 1997 was ($0.16), ($0.16), ($0.14) and ($0.04),
            respectively. In 2000, net investment loss per share was calculated using average shares outstanding, in 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  (b)<F10> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F8>.
  (c)<F11> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F8>.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2000 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. There were no short positions in the Fund during the period ending March 31, 2000.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the period ending March 31, 2000.

(3)  CREDIT FACILITY --

          Firstar Bank, NA has made available to the Fund a $1,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement is renewed annually. Principal and interest of each loan under the Agreement are due not more than 90 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the prime rate (9.00% on March 31, 2000) on the amount borrowed. Additionally, the Fund pays a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances are collateralized by securities owned by the Fund. During the period ending March 31, 2000, the Fund had an outstanding average daily balance of $899,727 under the Agreement. The maximum amount outstanding during that period was $3,000,000. Interest expense amounted to $44,258 for the period ending March 31, 2000. At March 31, 2000, the Fund had no borrowings outstanding under the Agreement.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders.

(5)  DEFERRED EXPENSES --

          Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 1999 were $10,418.

(6)  INVESTMENT TRANSACTIONS --

          For the period ending March 31, 2000, purchases and proceeds of sales of investment securities (excluding short-term investments) were $75,180,747 and $67,301,144, respectively.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2000, liabilities of the Fund included the following:

               Loan payable                                       $        --
               Payable to brokers for securities purchased          5,263,298
               Payable to FMI for management, administrative
                 fees and deferred expenses                           109,726
               Interest payable on loan payable                         6,922
               Other liabilities                                       26,915

(8)  SOURCES OF NET ASSETS --

          As of March 31, 2000, the sources of net assets were as follows:

               Fund shares issued and outstanding                 $52,734,070
               Net unrealized appreciation on investments          22,606,145
               Accumulated net realized gains on investments
                 and put options                                   13,556,201
                                                                  -----------
                                                                  $88,896,416
                                                                  -----------
                                                                  -----------

          Aggregate net unrealized appreciation as of March 31, 2000, consisted of the following:

               Aggregate gross unrealized appreciation            $25,548,603
               Aggregate gross unrealized depreciation             (2,942,458)
                                                                  -----------
                   Net unrealized appreciation                    $22,606,145
                                                                  -----------
                                                                  -----------

(9)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 1999, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1999. The Fund hereby designates the following amount as long-term capital gains distributions.

               Capital gains taxed at 20%                         $    24,296

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended
     September 30, 1999 was 8%.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                FIRSTAR BANK, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.